SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-12

                                   ASPI, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT



Date:                           ____________, 2011

Time:                           10:00 a.m.

Place:                          Law Office of Michael A. Littman
                                7609 Ralston Road
                                Arvada, CO 80002

                                   ASPI, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
                                 (303) 422-8127


               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                              ______________, 2011

Dear Stockholder:

Our Special stockholders' meeting will be held on ______________, 2011, at 10:00 a.m. Mountain Standard Time, at the Law Office of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado 80002 for the following purposes:

     1. To elect three directors to hold office until the next Annual Meeting of shareholders and qualification of their respective successors.

     2. To change the Company's name to JV Group, Inc. and file the appropriate Articles of Amendment to implement the name change.

     3. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to one billion (1,000,000,000).

     4. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The Board of Directors has fixed the close of business on ___________, 2011, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

The Company's Annual Report for the year ended June 30, 2011 accompanies this Notice of Annual Meeting and Proxy Statement.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: ___________, 2011                By order of the Board of Directors,



                                        ----------------------------------------
                                        Yuen Ling Look, President, CEO, CFO and
                                        Director

                                 PROXY STATEMENT

                                   ASPI, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
                                 (303) 422-8127

                                ANNUAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                              ______________, 2011

This Proxy Statement is being furnished to the shareholders of ASPI, Inc., a Delaware corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard time, ___________, 2011 at the Law Office of Michael A. Littman, located at 7609 Ralston Road, Arvada, Colorado 80002. The Proxy Statement is first being sent or given to shareholders on or about ___________, 2011.


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                         REQUESTED TO SEND US A PROXY.


                                  VOTING RIGHTS

Stockholders of record of the Company as of the close of business on __________, 2011 have the right to receive notice of and to vote at the Annual Meeting. On ________, 2011, the Company had issued and outstanding 73,879,655 shares of Common Stock (the "Common Stock") outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instructions are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Yuen Ling Look, President of ASPI, Inc., c/o Law Office of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado 80002.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT ASPI, INC., c/o LAW OFFICE OF MICHAEL A. LITTMAN, 7609 RALSTON ROAD, ARVADA, COLORADO 80002.

The person named as proxy is Yuen Ling Look, President, CEO, CFO and a director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, ____________, 2011, the total number of common shares outstanding and entitled to vote was 73,879,655.

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

Stock transfer records will remain open. October __, 2011 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of ___________, 2011, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.



        Title of Class              Name and Address Of         Amount and Nature of           Percent of Class
                                   Beneficial Owner (1)         Beneficial Ownership
------------------------------- ---------------------------- ---------------------------- ----------------------------

Common Stock                    Yuen Ling Look, President,                13,108,000 (2)                    17.74%
                                CEO, CFO and Director

Common Stock                    Siu Fong Kelly Yeung,                                  0                        0%
                                Director

Common Stock                    Siu Lun Tong, Director                                 0                        0%

Common Stock                    Top Growth Holdings Group, Inc.(2)            13,108,000                    17.74%
                                Room 2, 30/F, 99
                                Hennessey Road,
                                Wanchai, Hong Kong

Common Stock                    Yeung Cheuk Hung                              60,000,000                    81.21%

All Directors and Executive                                                   13,108,000                    17.74%
Officers as a Group
(3 persons)

(1) Unless otherwise noted, the address for the Beneficial Owner is c/o ASPI, Inc., 7609 Ralston Road, Arvada, CO 80002.
(2) Ms. Look is the beneficial owner of Top Growth Holdings Group, and her beneficial interest in ASPI, Inc. arises therefrom.

                          VOTING REQUIRED FOR APPROVAL

A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

Compensation paid by the Company for all services provided during the year ended June 30, 2011 (1) to each of the Company's executive officers, and (2) to all officers as a group.


                                                Annual Compensation
-------------------------------------------------------------------------------------------------------------------------
   Name & Principal Position     Fiscal     Salary ($)  Bonus ($)    Other Annual       Restricted        Securities
                                   Year                            Compensation ($)   Stock Award(s)      Underlying
                                 Ended                                                     ($)         Options/ SARS (#)
                                 June 30,
-------------------------------------------------------------------------------------------------------------------------

Yuen Ling Look, President,       2011           $0         -0-           -0-               -0-                $0
CEO, and CFO
                                 2010           $0         -0-           -0-               -0-                $0

All Officers as a Group          2011           $0         -0-           -0-               -0-                $0
                                 2010           $0         -0-           -0-               -0-                $0


Compensation paid by the Company for all services provided during the period ended June 30, 2011, (1) to each of the Company's directors whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:

None.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation. None.

Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)


                               BOARD OF DIRECTORS

Committees and Meetings

The Board held no formal meetings during the fiscal year ended June 30, 2011, and took actions by unanimous consent, as necessary.

In the ordinary course of business, the board of directors maintains a compensation committee and an audit committee.

The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan.

The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted, to review with the independent auditors their final audit reports, to review with our internal and independent auditors our overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

         (a) Compensation of Directors


                             SUMMARY COMPENSATION TABLE OF DIRECTORS
                                       (to June 30, 2011)

                                                                        Non-qualified
                               Non-equity deferred
                  Fees                                incentive plan     compensation       All other
                  earned or   Stock      Option      compensation ($)      earnings        compensation      Total
      Name        paid in     awards     awards ($)                          ($)               ($)            ($)
                     cash        ($)
                     ($)
---------------------------------------------------------------------------------------------------------------------

Yuen Ling Look      $ -0-       $ -0-      $ -0-          $ -0-             $ -0-             $ -0-          $ -0-


Siu Fong Kelly      $ -0-       $ -0-      $ -0-          $ -0-             $ -0-             $ -0-          $ -0-

Siu Lun Tong        $ -0-       $ -0-      $ -0-          $ -0-             $ -0-             $ -0-          $ -0-


Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year


                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

As permitted by the Delaware General Corporation Law, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-K for the year ended June 30, 2011 (the "Form 10-K") is being furnished simultaneously herewith as Exhibit A. The Form 10-K is not considered a part of this Proxy Statement.

The Company will also furnish to any stockholder of the Company a copy of any exhibit to the Form 10-K as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Yuen Ling Look, President of ASPI, Inc., c/o Law Office of Michael
A. Littman, 7609 Ralston Road, Arvada, Colorado 80002.


                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors. Three persons designated with numerals (1), (2), and (3) are nominees for Director for the following term.


                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of _____________, 2011 are as follows:


               Name            Age               Position(s)             Period of Service as an
                                                                           Officer or Director
---------------------------------------------------------------------------------------------------

(1) Yuen Ling Look             43             President, CEO, CFO and       Annual
                                              Director

(2)Siu Fong Kelly Yeung        41             Director                      Annual

(3)Siu Lun Tong                48             Director                      Annual

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

YUEN LING LOOK, PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR

Ms. Look has been employed by La Jacques Fashion Limited for over ten years. Currently, she is the Chief Administrator, responsible for the accounting and administrative work. La Jacques Fashion Limited is a garment trading company.

She was educated in Hong Kong and earned a diploma in Business Administration in 1991 from Hong Kong Shue Yan University (formerly called Shue Yan College). She also completed the Certificate Stage of Association of Chartered Certified Accountants in 1999.

SIU FONG KELLY YEUNG, DIRECTOR

Ms. Yeung graduated from the Primary school in Hong Kong. She then went to United Kingdom for further studies. In 1988, she finished at Level O. After graduation, she immediately joined and participated in the operations of restaurants. She has almost twenty years experience in the beverage industry. She has been running her own restaurant for over ten years.

SIU LUN TONG, DIRECTOR

Mr. Tong has been employed by Asian Alliance Garment Limited for more than 15 years. Currently, he is the production manager of Asian Alliance Garment Limited. At Asian Alliance Garment Limited, he specializes in management and control of factories and quality. Sportswear and jeans are the main lines of the company's business.

In 1985, Mr. Tong graduated at the Advanced-level from Yuen Long Merchants Association School in Hong Kong where he studied science.

No appointee for a director position has been found guilty of any civil regulatory or criminal offense or is currently the subject of any civil regulatory proceeding or any criminal proceeding.

No appointee for a director position has been found guilty of any civil regulatory or criminal offense or is currently the subject of any civil regulatory proceeding or any criminal proceeding.

                                    AUDITORS

GENERAL. De Joya Griffith & Company, LLC ("De Joya") is the Company's principal auditing accountant firm. The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining De Joya's independence. The engagement of our independent registered public accounting firm was approved by our board of directors functioning as our audit committee prior to the start of the audit of our consolidated financial statements for the year ended June 30, 2011.

Prior to October 26, 2010, Larry O'Donnell, CPA P.C. served as our principal auditing accountant firm.

The following table represents aggregate fees billed to the Company for the years ended June 30, 2011 and 2010.

                                           Year Ended June 30,

                                       2011                      2010
                             ------------------------    ---------------------

Audit Fees                           $ 6,175                    $3,407

Audit-related Fees                   $0                         $0

Tax Fees                             $0                         $0

All Other Fees                       $0                         $0
                             -----------------------   ---------------------
Total Fees                           $ ---                      $3,407

All audit work was performed by the auditors' full time employees.

During the year ended June 30, 2011, audit fees of $5,675 were paid to De Joya and fees of $0 were paid to Larry O'Donnell, CPA, PC.

It is the role of the Audit Committee, or in the absence of an audit committee, the Board of Directors, to consider whether, and determine that, the auditor's provision of non-audit services would be compatible with maintaining the auditor's independence.

 All audit work was performed by the auditors' full time employees.


                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is three. The Board has nominated three (3) persons. At this Annual Meeting, a Board of three (3) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The three nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

The directors nominated by management are:

Yuen Ling Look
Siu Fong Kelly Yeung
Siu Lun tong

The biographical information of the nominees is listed on page 8 under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under Delaware General Corporation Laws, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

                                   PROPOSAL #2

            AUTHORIZATION TO CHANGE THE COMPANY'S NAME AND AMENDMENT
                          TO ARTICLES OF INCORPORATION

We are asking shareholders to authorize a change in the name of this corporation to a JV Group, Inc. This requires an amendment to our Articles of Incorporation.

We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to the former business attempt, in which the Company may never again engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.


                                   PROPOSAL #3

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FROM ONE HUNDRED MILLION (100,000,000) TO ONE BILLION (1,000,000,000)

We are asking shareholders to authorize the directors of the Company to increase the number of Common Shares from one hundred million (100,000,000) to one billion (1,000,000,000). This requires an amendment to our Articles of Incorporation.

We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation because without additional shares authorized, the Company may not be able to raise enough capital through share sales, and it has substantial needs for more operating capital. It may also need shares for acquisitions in its business sector.

It is emphasized that management of the Company may affect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE OF THE NUMBER OF COMMON SHARES AUTHORIZED.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by Yuen Ling Look, the President of ASPI, Inc., c/o Law Office of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado 80002, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in October of 2012.

Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated: _______________, 2011               By order of the Board of Directors,


                                           -------------------------------------
                                           Yuen Ling Look, President, CEO, CFO
                                           and Director

                                     BALLOT
--------------------------------------------------------------------------------

                                   ASPI, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002

                 ANNUAL MEETING OF STOCKHOLDERS, _________, 2011

The undersigned hereby appoints Yuen Ling Look proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of ASPI, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held at the offices of attorney Michael A. Littman, located at 7609 Ralston Road, Arvada, Colorado 80002, at 10:00 a.m., Mountain Standard time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                         REQUESTED TO SEND US A PROXY.


1. To elect a Board of three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

a.  Yeun Ling Look

         [_] For                        [_] Against                 [_] Withhold

b.  Siu Fong Kelly

         [_] For                        [_] Against                 [_] Withhold

c.  Siu Lun Tong

         [_] For                        [_] Against                 [_] Withhold

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To appoint De Joya Griffith & Company, LLC of Henderson, Nevada as independent auditors for fiscal year ended June 30, 2012.

         [_] FOR                        [_] AGAINST                  [_] ABSTAIN

3. To change the Company's name to JV Group, Inc. and the appropriate Articles of Amendment to implement the name change.

         [_] FOR                        [_] AGAINST                  [_] ABSTAIN

4. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from one hundred million (100,000,000) to one billion (1,000,000,000).

         [_] FOR                        [_] AGAINST                  [_] ABSTAIN

5. To  transact  such other  business  as may  properly  come  before the Annual
Meeting.

         [_] FOR                        [_] AGAINST                  [_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO ASPI, INC., C/O LAW OFFICE OF MICHAEL A. LITTMAN, 7609 RALSTON ROAD, ARVADA, COLORADO 80002.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


------------------------------------------  ------------------------------------
Number of Shares owned                      Signature of Stockholder

Dated:_______________, 2011
                                            ------------------------------------
                                            Signature if held jointly

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.